AMENDMENT TO PURCHASE
                               AND SALE AGREEMENT



        AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of July 11, 1997 by and among Quantum Realty Partners, L.P., a Delaware limited partnership ("QRP" or the "Majority Seller") and the parties identified on Schedule I and II attached hereto (the "99 Sellers") (QRP and the 99 Sellers shall be referred to collectively as the "Sellers") and RRC Acquisitions, Inc., a Florida corporation or its assignee (the "Buyer").

                              PRELIMINARY STATEMENT
     A. The Sellers and the Buyer executed a Purchase and Sale Agreement, dated as of May 12, 1997 (the "Agreement"). The parties hereto desire to amend the Agreement as set forth below.

        Accordingly, the parties hereto agree as follows:

     1. The first sentence of Section 1.2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

               "Buyer agrees to pay to the Sellers on the Closing Date in consideration of its Purchase of the Shares and the Rights the sum of Nine Million Three Hundred and One Thousand Three Hundred Dollars ($9,301,300) (the "Purchase Price"), subject to adjustment as provided in Section 1.3 hereof."

     2. Section 1.3.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

               "Fuel, if any, shall be apportioned as estimated by the supplier of fuel to the Partnership as of the Closing Date, at current cost, together with any sales taxes payable in connection therewith, if any. A letter from the Partnership's fuel supplier shall be conclusive evidence as to the quantity of fuel on hand and the current cost therefor:"

     3. Sections 1.4(b)(i) and 1.4(b)(ix) of the Agreement are hereby deleted.
     4. Section 3.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

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               "(b) As of the Effective  Date,  each of the  Partnership and the
               REIT are duly qualified or licensed and in good standing to do business as a foreign limited partnership or foreign corporation in each jurisdiction in which such qualification is required, and as of the Closing Date the REIT and the Partnership will continue to be so duly qualified or licensed, and there are no other jurisdictions in which the Partnership's or the REIT's ownership of property or conduct of business requires such qualification."

     5. The second sentence of Section 3.14 of the Agreement is hereby amended and restated in its entirety to read as follows:

               "As of the Effective Date, the Organizational Documents are in full force and effect, and as of the Closing Date, the Organizational Documents shall continue to be in full force and effect, and true and complete copies of all the Organizational Documents have been made available by the Majority Seller to the Buyer."

     6. The first sentence of Section 3.4(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

               "The   assets   of  the   Partnership   consist   solely  of  the
               Partnership's right, title and interest in and to the following (collectively the "Partnership Assets") and no other assets:

7. The following paragraph is hereby added to Section 3.4(a) of the Agreement:

               "The assets of the REIT consist solely of the REIT's right, title and interest in and to the following (collectively the "REIT Assets" and together with the Partnership Assets, the "Assets") and no other assets:

          (A) 99% of the general partnership interests in the Partnership; and

     (B) the REIT's rights under the Contribution Agreement, dated as of July 11, 1997, by and among the REIT and QRP."

     8. The first sentence of Section 3.5(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

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               "The  Partnership  and the REIT have each  complied with all Laws relating to the payment and withholding of Taxes and have, within the time and the manner prescribed by law, withheld and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over under applicable Laws."

     9. The Agreement, as amended hereby, constitutes the entire agreement of the parties with respect to the subject matter hereof.

        10. The Agreement, as amended hereby, shall be governed by, and construed under, the laws of the State of Florida (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. 11. This amendment may be executed in any number of counterparts, each of which shall be deemed to be an original of this amendment.


        IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly signed as of the date first above written.

QUANTUM REALTY PARTNERS, L.P.

        By:    G. Soros Realty, Inc., as general partner


               By:-------------------------------------
                      Name:----------------------------
                      Title:---------------------------

        By:    WHQR Real Estate Limited Partnership, as general partner

               By:  WHQR Gen-Par Inc., as general partner


                By:----------------------------------
                      Name:--------------------------
                      Title:-------------------------



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EACH OF THE 99 SELLERS ON THE ATTACHED SCHEDULE I

        By:

               By:-------------------------------
                      Name:----------------------
                      Title: Attorney-in-Fact

EACH OF THE 99 SELLERS ON THE ATTACHED SCHEDULE II

               By:-------------------------------
                      Name:----------------------
                      Title:---------------------



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


RRC ACQUISITIONS, INC.


        By:---------------------------
               Name:------------------
               Title:-----------------



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